UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2014
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
Itron's Amended and Restated 2010 Stock Incentive Plan
Itron, Inc. (Itron or the Company) held its 2014 Annual Meeting of Shareholders on May 1, 2014 (the Annual Meeting). At the Annual Meeting, the Company's shareholders approved the Itron, Inc. Amended and Restated 2010 Stock Incentive Plan (the 2010 SIP). The 2010 SIP was previously approved and adopted by Itron's Board of Directors on February 21, 2014, subject to shareholder approval.

Additional information regarding the 2010 SIP is summarized on pages 11 through 19 in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 13, 2014 (the Proxy Statement), under the heading "Proposal Two--Approval of the Itron, Inc. Amended and Restated 2010 Stock Incentive Plan" and is incorporated herein by reference. The summary of the 2010 SIP set forth in the Proxy Statement is qualified in its entirety by the full text of the 2010 SIP, a complete copy of which is set forth as Appendix A to the Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Four proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Proxy Statement. All of the proposals passed. The final results for the votes regarding each proposal are set forth below.

Proposal One: The following nominees for Director were elected for three-year terms ending in 2017:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Jon E. Eliassen	30,943,576	1,398,322	324,328	2,700,743
Gary E. Pruitt	31,591,892	749,434	324,900	2,700,743
Michael V. Pulli	31,629,145	711,683	325,398	2,700,743
Charles H. Gaylord, Jr.	31,585,318	756,108	324,800	2,700,743

Each independent Director serves on at least one committee of the Board of Directors. For further information regarding the composition of such committees, refer to Itron's investor relations website, at http://investors.itron.com/committees.cfm.

Proposal Two: Approval of the Amended and Restated 2010 Stock Incentive Plan.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
24,565,907	7,769,043	331,276	2,700,743

Proposal Three: Approval of the advisory (non-binding) resolution on executive compensation.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
24,732,049	7,447,759	486,418	2,700,743

Proposal Four: Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2014 fiscal year.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
34,805,893	222,306	338,770	—

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
10.1
Itron, Inc. Amended and Restated 2010 Stock Incentive Plan (incorporated by reference to Appendix A to Itron, Inc's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

	By:	/s/ SHANNON M. VOTAVA
Dated: May 1, 2014		Shannon M. Votava
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1
Itron, Inc. Amended and Restated 2010 Stock Incentive Plan (incorporated by reference to Appendix A to Itron, Inc's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 13, 2014.